UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

737 N. Fifth Street, Suite 200 Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As reported in the Current Report on Form 8-K filed on December 7, 2021 by Aditxt, Inc. (the “Company”) on December 1, 2021, the Company completed a registered offering (the “Offering”) of 16,575,000 units (the “Units”), with each unit comprised of one share of the Company’s common stock (the “Shares”) and one Series C warrant to purchase one Share at an exercise price of $1.15 per share (the “Series C Warrants”). In connection with the Offering, the Company entered into the Series C Warrant Agent Agreement (the “Series C Warrant Agent Agreement”) pursuant to which VStock Transfer, LLC (the “Warrant Agent”) agreed to act as warrant agent with respect to the Series C Warrants.

On December 20, 2022, the Company and the Warrant Agent entered into Amendment No. 2 to the Series C Warrant Agent Agreement, pursuant to which the exercise price of the Series C Warrants was reduced from $57.50 per share to $12.395 per share. In addition, on December 21, 2022, the Company issued an Amended and Restated Unit Purchase Option to the agent in the Offering reflecting a reduced exercise price of $12.395 per Unit.

Item 8.01 Other Events.

On December 21, 2022, the Company reconvened the special meeting of stockholders of the Company which was originally held on November 11, 2022 (the “Special Meeting”) in virtual format and adjourned until January 6, 2023 at 12:00 p.m. Eastern Time without any business being conducted as a result of the Company not receiving enough votes to reach a quorum. The Company adjourned the Special Meeting for the purpose of allowing additional time for stockholders to vote on all proposals as set forth in the Company’s proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on October 21, 2022 (the “Proxy Statement”). The business scheduled for the re-convened meeting remains the same as set forth in the Proxy Statement.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit
10.1	Amendment No. 2 to Series C Warrant Agent Agreement
10.2	Form of Amended and Restated Unit Purchase Option
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: December 23, 2022	By:	/s/ Amro Albanna
Amro Albanna
Chief Executive Officer